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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1997 incorporated by reference in Photoelectron Corporation's Form 10-K for the year ended December 28, 1996 and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 5, 1997